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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Availent Financial, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick A. McGeeney, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

            (1)         The Report fully complies with the requirements of
                        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         By:         /s/ Patrick A. McGeeney
                                                     -----------------------
                                         Name:       Patrick A. McGeeney
                                         Title:      Chief Executive Officer

                                         Dated:      April 15, 2003

            A signed original of this written statement required by Section 906 has been provided to Availent Financial, Inc. and will be retained by Availent Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.